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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 8, 2001

                                 Date of Report
                        (Date of earliest event reported)



                             THE RYLAND GROUP, INC.
                             ----------------------

               (Exact Name of Registrant as Specified in Charter)




                   MARYLAND                               001-08029                          52-849948
                   --------                               ---------                          ---------
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)      (IRS Employer Identification No.)





           24025 PARK SORRENTO, SUITE 400, CALABASAS, CALIFORNIA 91302
           -----------------------------------------------------------
             (Address of Principal Executive Offices)      (ZIP Code)




       Registrant's telephone number, including area code: (818) 223-7500
                                                           --------------


     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS.

OFFERING OF 9 1/8% SENIOR SUBORDINATED NOTES DUE 2011

           On June 8, 2001, The Ryland Group, Inc. (the "Company") offered $150 million aggregate principal amount of its 9 1/8% Senior Subordinated Notes due 2011 (the "Notes"). The Company estimates that it will receive net proceeds of approximately $147.6 million from this offering, after paying underwriting discounts and commissions and offering expenses. The Company expects to use these proceeds to redeem all of its $100 million 9 5/8% Senior Subordinated Notes due 2004 and for general corporate purposes.

           The Company will pay interest on the Notes on June 15 and December 15 of each year, commencing on December 15, 2001. The Notes will mature on June 15, 2011. The Company may redeem the Notes on or after June 15, 2006.

           The Notes will be issued under an indenture with SunTrust Bank, as trustee, dated June 12, 2001. The Company expects the closing of the offering to occur on June 13, 2001.

           The underwriting agreement and terms agreement under which the Company will sell the Notes, the form of the Notes and the indenture under which the Notes will be issued, are all filed or incorporated by reference as exhibits to this report.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

              1.1 Underwriting Agreement Basic Provisions dated July 2, 1996 (incorporated by reference to Form 8-K filed July 2, 1996).

              1.2 Terms Agreement dated June 8, 2001, between the Company and the Underwriters named therein.

              4.1 Subordinated Indenture dated June 12, 2001, between the Company and SunTrust Bank, as trustee.

              4.2    Form of 9 1/8% Senior Subordinated Notes due 2011.

              25.1 Statement of Eligibility and Qualification on Form T-1 of SunTrust Bank to act as trustee under the Indenture.





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE RYLAND GROUP, INC.



Date: June 12, 2001                By:   /s/ Timonthy J. Geckle
                                         ----------------------------------
                                         Timothy J. Geckle
                                         Senior Vice President and
                                         General Counsel





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                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------
1.1                   Underwriting Agreement Basic Provisions dated July 2,
                      1996 (incorporated by reference to Form 8-K filed July 2,
                      1996).

1.2 Terms Agreement dated June 8, 2001, between the Company and the Underwriters named therein.

4.1                   Subordinated Indenture dated June 12, 2001, between the
                      Company and SunTrust Bank, as trustee.

4.2                   Form of 9 1/8% Senior Subordinated Notes due 2011.

25.1                  Statement of Eligibility and Qualification on Form T-1 of
                      SunTrust Bank to act as trustee under the Indenture.

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